Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:
Tuesday, November 8, 2005	Diana Hayden
Senior Director, Investor Relations
(202) 333-0001
dhayden@inphonic.com

InPhonic Announces Record Financial Results for Third Quarter 2005

and Reaffirms Guidance

WASHINGTON, D.C. – November 8, 2005 — InPhonic, Inc. (NASDAQ: INPC), a leading online seller of wireless services, today reported financial results for its third quarter ended September 30, 2005.

Consolidated Financial Results

GAAP Results

•	Revenues were $96.7 million for the third quarter 2005, compared to $54.1 million for the third quarter 2004, an increase of 79% year over year.

•	Net loss attributable to common stockholders was $(5.0) million or $(0.14) per basic and diluted share for the third quarter 2005, a 55% improvement compared to a net loss attributable to common stockholders of $(11.0) million, or $(0.94) per basic and diluted share, for the third quarter 2004.

•	The net loss attributable to common stockholders for the third quarter 2005 included stock-based compensation of approximately $4.0 million and depreciation and amortization of $2.5 million. The net loss attributable to common stockholders for the third quarter 2004 included stock-based compensation of $1.7 million and depreciation and amortization of $1.6 million.

•	Sales and marketing expenses for the third quarter 2005 were $24.7 million, including stock-based compensation of $0.8 million. This compares to $11.1 million for the third quarter 2004, including stock-based compensation of $0.3 million. General and administrative expenses for the third quarter 2005 were $16.9 million, including stock-based compensation of $3.2 million. This compares to $11.5 million for the third quarter 2004, including stock-based compensation of $1.4 million.

Non-GAAP Results

•	Non-GAAP Revenues were $94.3 million for the third quarter 2005, compared with Non-GAAP Revenues of $40.8 million for the third quarter 2004, an increase of 131% year over year.

•	Adjusted EBITDA for the third quarter 2005 was $11.0 million, compared to Adjusted EBITDA of $4.5 million for the third quarter 2004, an improvement of 144% year over year.

•	Adjusted Earnings before Taxes (“Adjusted EBT”) for the third quarter 2005 was $9.6 million, or $0.25 per diluted share, reflecting an improvement of $6.4 million compared to Adjusted EBT of $3.2 million, or 9.5 cents per diluted share for the third quarter 2004.

•	Non-GAAP Sales and Marketing Expenses for the third quarter 2005 were $20.0 million, compared to Non-GAAP Sales and Marketing Expenses of $8.9 million for the third quarter 2004. Non-GAAP General and Administrative Expenses for the third quarter 2005 were $9.6 million, compared to Non-GAAP General and Administrative Expenses of $5.3 million, for the third quarter 2004.

The components of Non-GAAP Revenues, Adjusted EBITDA, Adjusted EBT, Adjusted EBT per diluted share, Non-GAAP Sales and Marketing Expenses and Non-GAAP General and Administrative Expenses are discussed below under “Non-GAAP Financial Measures”, and a reconciliation between GAAP and Non-GAAP results is shown immediately following the Unaudited Condensed Consolidated Statements of Cash Flows.

“As we have communicated in the past, we continue to evaluate all of our businesses with the goal of realizing our growth prospects and maximizing stockholder value,” said David A. Steinberg, chairman and chief executive officer. “Our financial results reflect solid execution across our WAS business and continued revenue and margin pressure in our MVNO business. As we transition it from a subscriber to a software based business, we expect to grow the business at a faster pace with higher gross margins. After having achieved our nine month 2005 goals, we believe that we have made excellent progress this quarter in our efforts to streamline the Company and position it for profitable future growth.”

Operating Highlights

•	Extended Radio Shack relationship with Direct-to-You Virtual Inventory program with Radio Shack’s Retail Services division, expanding InPhonic’s wireless activation reach into the offline retail marketplace, which currently represents 91% of all activations.

•	Implemented Direct-to-You program with Radio Shack’s client, Sam’s Club, a division of Wal-Mart, and the nation’s largest members-only warehouse club with more than 46 million members;

•	Signed a new agreement with marketing partner, America Online, to implement the launch of AOLMobile.com, customized and powered by InPhonic;

•	Established additional third-party solutions to our wireless service offerings, with MobiTV, a global provider of television and radio services, and TeleNav, a next-generation GPS navigation service, to our wireless phone add-on product offerings;

•	Launched next-generation InPhonic Storefront 5.0 technology platform, including a new comprehensive shopping cart;

•	Signed a non-binding letter of intent to sell certain assets of the InPhonic’s Liberty Wireless MVNO business to Vaya, LLC (“Vaya”). Under the proposed agreement, the customers would not experience any change in service, billing or coverage, as Vaya would continue to utilize InPhonic’s MVNE platform on a per unit software license basis.

Business Outlook

The following business outlook is based on current information and expectations as of November 8, 2005. It is currently expected the outlook will not be updated until the release of InPhonic’s next quarterly earnings announcement, notwithstanding subsequent developments; however, InPhonic may update the outlook or any portion thereof at any time.

Figures in millions, except Adjusted EBT per diluted share	Guidance Q4 2005	Guidance FY 2005
Revenues	$104.0-106.0	$345.0-355.0

Adjusted EBITDA	$16.0-$17.0	$36.0-37.0

Adjusted EBT per diluted share	$0.36-$0.39	$0.75-0.79

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements, which are presented in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”), InPhonic uses the following Non-GAAP measures of certain components of financial performance.

Non-GAAP Revenues - Revenues excluding, for comparison purposes, the effects of: one-time and non-recurring revenues, which are defined as net revenues that have been eliminated during the period or relate to a prior period and that are not expected to recur in future periods. In addition, the Company recently disclosed that it had signed a letter of intent to sell certain assets of its Liberty Wireless MVNO business, and Non-GAAP Revenues also includes an adjustment to eliminate net revenues associated with the assets that may be sold in the transaction.

Non-GAAP Sales and Marketing Expenses – Sales and marketing expenses adjusted for stock-based compensation, one-time and non-recurring expenses, which are defined as expenses that have been eliminated during the period and that are not expected to recur in future periods. In addition, the Company recently disclosed that it had signed a non-binding letter of intent to sell certain assets of its Liberty Wireless MVNO business, and Non-GAAP sales and marketing expenses also includes an adjustment for certain costs associated with the assets that may be sold in the transaction.

Non-GAAP General and Administrative Expenses – General and administrative expenses adjusted for stock-based compensation, settlement costs, one-time and non-recurring expenses, which are defined as expenses that have been eliminated during the period and that are not expected to recur in future periods. In addition, the Company recently disclosed that it had signed a letter of intent to sell certain assets of its Liberty Wireless MVNO business, and Non-GAAP general and administrative expenses also includes an adjustment for certain costs associated with the assets that may be sold in the transaction.

Adjusted EBITDA –Earnings before interest, taxes, depreciation and amortization adjusted for stock-based compensation, loss on investments, restructuring costs, settlement costs, one-time and non-recurring expenses, which are defined as expenses that have been eliminated during the period and that are not expected to recur in future periods. In addition, the Company recently disclosed that it had signed a letter of intent to sell certain assets of its Liberty Wireless MVNO business, and Adjusted EBITDA also includes an adjustment for certain revenues and costs associated with the assets that may be sold in the transaction.

Adjusted EBT – Earnings excluding net interest and other expense (income), stock-based compensation, restructuring costs, loss on investments, depreciation and amortization related to acquisitions, settlement costs, one-time and non-recurring expenses, which are defined as expenses that have been eliminated during the period and are not expected to recur in future periods. In addition, the Company recently disclosed that it had signed a letter of intent to sell certain assets of its Liberty Wireless MVNO business, and Adjusted EBT also includes an adjustment for certain revenues and costs associated with the assets that may be sold in the transaction.

Adjusted EBT per diluted share – per share value of Adjusted EBT on a fully-diluted basis.

The Company believes that the presentation of the above Non-GAAP measures provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. The Company believes when U.S. GAAP results are viewed in conjunction with these Non-GAAP measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, the Company’s management uses these measures for reviewing the Company’s financial results.

These measures should be considered in addition to results prepared in accordance with U.S. GAAP, but should not be considered a substitute for, or superior to, GAAP results. The Company has reconciled Non-GAAP financial measures included in this press release to the nearest GAAP measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

Forward-Looking Statements

This press release contains forward-looking statements, including, without limitation, all statements related to future financial performance, plans to grow our business and build our brand. Words such as “expect,” “anticipate,” “believe” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, uncertainty as to whether or when the sale of certain assets of Liberty Wireless will be completed and the final terms and timing of such sale, risks related to our fluctuating operating results, seasonality in our business, our ability to acquire products on reasonable terms, our online business model, demand for our products, the strength of our brand, competition, our ability to fulfill orders and other risks detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the Year ended December 31, 2004 and our Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and InPhonic undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Conference Call

Company management will be holding a conference call to discuss its third quarter 2005 financial results Today, Tuesday, November 8, 2005 after the close of the day’s trading on the NASDAQ Stock Market. InPhonic will host a conference call, open to the general public, at 5:00 PM Eastern Time to discuss financial results and provide a Company update.

The conference call can be accessed by the following:

•	800-811-0667 (Domestic) or 913-981-4901 (International); passcode 8114069.

•	The replay will be available through November 17, 2005 by dialing 888-203-1112 (Domestic) or 719-457-0820 (International); passcode 8114069.

•	The Company will also audio Webcast the call. A link to the audio Webcast will be available on the Company’s website at www.inphonic.com in the Investor Relations section.

•	More call information and an audio archive following the call will be available on the Company’s website at www.inphonic.com in the Investor Relations section.

•	Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal.

•	Institutional investors can access the call via the password-protected event management site, www.streetevents.com.

About InPhonic

Headquartered in Washington, D.C., InPhonic, Inc. (NASDAQ: INPC) is a leading online seller of wireless services and products. InPhonic sells these services and devices, and provides world-class customer service through websites that it creates and manages for online businesses, national retailers, member-based organizations and associations under their own brands. InPhonic also operates Wirefly (www.wirefly.com), a leading mobile phones and wireless plans comparison site that was awarded “Best of the Web” by Forbes magazine in 2004. InPhonic also delivers a full range of mobility solutions to enterprise clients through its Mobile Virtual Network Enablement (MVNE) platform. In 2004, InPhonic was selected #1 company of the year on the Inc. 500 – Inc. Magazine’s list of the fastest-growing privately held companies in the United States. More recently, InPhonic was named T-Mobile’s Internet Partner of the Year for 2004. For more information on the company, its products and services, visit the InPhonic Corporate Web site at www.inphonic.com. INPCG

INPHONIC, INC. & SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share and share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2005	2004	2005
Revenues:
Activations and services	$44,483	$69,865	$118,309	$188,373
Equipment	9,578	26,872	25,930	66,589

Total revenues	54,061	96,737	144,239	254,962

Cost of revenues, exclusive of depreciation and amortization:
Activations and services	7,150	2,457	18,985	12,236
Equipment	23,666	55,097	62,903	137,835

Total cost of revenues	30,816	57,554	81,888	150,071

Operating expenses:
Sales and marketing, exclusive of depreciation and amortization	11,140	24,718	32,477	63,744
General and administrative, exclusive of depreciation and amortization	11,489	16,901	33,548	48,202
Depreciation and amortization	1,583	2,460	4,617	6,379
Restructuring costs	—	453	—	848
Loss on investment	—	—	150	228

Total operating expenses	24,212	44,532	70,792	119,401

Loss from operations	(967)	(5,349)	(8,441)	(14,510)

Other income (expense):
Interest income	82	549	215	1,576
Interest expense	(257)	(152)	(624)	(665)

Total other income (expense)	(175)	397	(409)	911

Net loss	(1,142)	(4,952)	(8,850)	(13,599)
Preferred stock dividends and accretion	(9,872)	—	(15,529)	—

Net loss attributable to common stockholders	$(11,014)	$(4,952)	$(24,379)	$(13,599)

Basic and diluted net loss per share	$(0.94)	$(0.14)	$(2.10)	$(0.40)

Basic and diluted weighted average shares outstanding	11,720,861	35,515,210	11,614,626	34,099,325

Unaudited Stock-Based Compensation (in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2005	2004	2005
Sales and marketing	$277	$764	$597	$1,974
General and administrative	1,394	3,161	4,007	11,747

Total stock-based compensation	$1,671	$3,925	$4,604	$13,721

INPHONIC, INC. & SUBSIDIARIES

Unaudited Selected Segment Information

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2005	2004	2005
Revenue:
Wireless Activation and Services (a)	$39,084	$90,406	$100,565	$229,333
MVNO Services (b)	13,239	5,359	38,087	22,031
Data Services	1,738	972	5,587	3,598

Total revenues	$54,061	$96,737	$144,239	$254,962

Cost of revenues, excluding depreciation and amortization:
Wireless Activation and Services (a)	$21,731	$54,317	$56,121	$134,985
MVNO Services (b)	8,680	3,066	24,394	14,486
Data Services	405	171	1,373	600

Total cost of revenues	$30,816	$57,554	$81,888	$150,071

(a)	Wireless Activations and Services segment includes financial results of the Wireless Activations and Satellite Television units.
(b)	MVNO Services segment includes financial results of the MVNO Services and MVNE Services units.

INPHONIC, INC & SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share amounts)

	December 31, 2004	September 30, 2005
Assets
Current assets:
Cash and cash equivalents	$100,986	$81,526
Short-term investments	—	5,005
Accounts receivable	19,039	42,746
Inventory, net	10,860	34,061
Prepaid expenses	11,434	2,001
Deferred costs and other current assets	2,391	3,785

Total current assets	144,710	169,124
Restricted cash and cash equivalents	500	500
Property and equipment, net	5,975	11,024
Goodwill	9,479	30,676
Intangible assets, net	1,490	15,008
Deposits and other assets	1,635	2,506

Total assets	$163,789	$228,838

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$16,922	$34,066
Accrued expenses and other liabilities	23,502	33,976
Short-term capital lease obligations	279	335
Deferred revenue	10,723	15,751

Total current liabilities	51,426	84,128
Long-term capital lease obligations, net of current portion	261	356
Long-term debt	—	15,000

Total liabilities	51,687	99,484

Stockholders’ equity:
Common stock, $0.01 par value
Authorized 200,000,000 shares at December 31, 2004 and September 30, 2005; issued and outstanding 32,252,573 and 35,616,720 shares at December 31, 2004 and September 30, 2005, respectively;	324	357
Additional paid-in capital	238,241	269,058
Accumulated deficit	(126,463)	(140,061)

Total stockholders’ equity	112,102	129,354

Total liabilities and stockholders’ equity	$163,789	$228,838

INPHONIC, INC & SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,		Three Months Ended, September 30,
	2004	2005	2004	2005
Cash flows from operating activities:
Net loss	$(8,850)	$(13,599)	$(1,142)	$(4,953)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,617	6,379	1,583	2,460
Non-cash interest expense, net	71	486	46	162
Stock-based compensation	4,604	13,721	1,671	3,925
Write-off of investment	150	228	—	—
Changes in operating assets and liabilities, net of assets and liabilities received from business acquisition:			—	—
Accounts receivable	(5,417)	(23,621)	(3,989)	(3,079)
Inventory	(4,673)	(20,376)	(1,538)	(16,270)
Prepaid expenses	(26)	(1,267)	(282)	(526)
Deferred costs	1,184	(1,060)	757	(1,224)
Deposits and other assets	(105)	(1,357)	523	(918)
Accounts payable	10,448	17,144	3,080	9,768
Accrued expenses and other liabilities	1,909	5,900	893	2,245
Deferred revenue	(4,486)	5,028	(3,819)	2,891

Net cash used in operating activities	(574)	(12,394)	(2,217)	(5,519)

Cash flows from investing activities:
Net cash paid for acquisitions	—	(11,857)	—	(3,225)
Cash paid for intangible assets	—	(2,532)	—	(93)
Note receivable from stockholder	(45)	—	(15)	—
Purchase of short-term investments	—	(5,005)	—	12,855
Capitalized expenditures, including internal capitalized labor	(3,973)	(9,111)	(1,614)	(3,085)

Net cash (used in) provided by investing activities	(4,018)	(28,505)	(1,629)	6,452

Cash flows from financing activities:
Net principal borrowings (repayments) on debt	(281)	151	(92)	297
Net borrowings on line of credit	1,651	15,000	(51)	15,000
Proceeds from debt borrowings	2,250	—	—	—
Preferred series D-4 dividends paid	(92)	—	—	—
Proceeds from exercise of warrants and options	68	9,669	68	3,126
Repurchase of common stock	—	(3,090)	—	(3,090)
Costs of initial public offering	(1,378)	(291)	(1,378)	—
Borrowings for capital leases	84	—	84	—

Net cash provided by (used in) financing activities	2,302	21,439	(1,369)	15,333

Net (decrease) increase in cash and cash equivalents	(2,290)	(19,460)	(5,215)	16,266
Cash and cash equivalents at December 31, 2003 and 2004 and June 30, 2004 and 2005, respectively	29,048	100,986	31,973	65,260

Cash and cash equivalents at September 30, 2004 and 2005, respectively	$26,758	$81,526	$26,758	$81,526

Supplemental disclosure of cash flows information:
Cash paid during the period for:
Interest	$552	$107	$210	$90
Income taxes	—	—	—	—
Supplemental disclosure of non-cash activities:
Preferred stock dividends and accretion to redemption value	$(15,529)	$—	$(9,872)	$—
Issuance of common stock in business acquisitions	—	9,123	—	—
Issuance of common stock in intangible asset purchase	—	1,721	—	—
Issuance of common stock warrants for debt fees	816	—	—	—
Issuance of common stock to settle a liability	50	—	—	—
Release of funds in escrow related to acquisitions	—	10,700	—	—

INPHONIC, INC & SUBSIDIARIES

Reconciliation of Non-GAAP measures to the nearest comparable GAAP measures

(Unaudited, in millions)

Non-GAAP financial metrics:

	Three Months Ended September 30, 2004					Three Months Ended September 30, 2005
	Actual	Adjustments			Non-GAAP Results	Actual	Adjustments		Non-GAAP Results
Revenues	$54.1		$(13.3	)(a)	$40.8	$96.7	$(4.8 2.4	)(a) (b)	$94.3

Cost of revenues	$30.8		$(8.7	)(a)	$22.1	$57.6	$(3.9	)(a)	$53.7

Sales and marketing expenses	$11.1	$ $	(0.3 (1.9	)(d) )(a)	$8.9	$24.7	$(2.5 (1.4 (0.8	)(a) )(b) )(d)	$20.0

General and administrative expenses	$11.5	$ $	(1.4 (4.8	)(d) )(a)	$5.3	$16.9	$(1.8 (1.1 (1.2 (3.2	)(a) )(b) )(c) )(d)	$9.6

(a)	Adjustment to reflect the removal of the results of operations related to the Liberty Wireless MVNO business as a result of the pending and proposed sale of certain assets of Liberty Wireless. There can be no assurance as to whether or when a definitive agreement relating to the sale of Liberty Wireless will be signed and closed, if at all.
(b)	Adjustment to reflect non-recurring revenues and expenses associated with the integration of acquisitions and streamlining our business including terminated marketing programs, carrier disputes, rebate and other employee and settlement costs. The non-recurring items increase revenues by $2.4 million, and decrease sales and marketing expenses by $1.4 million and general and administrative expenses by $1.1 million.
(c)	Adjustment for costs incurred during the period related to the dismissal of certifying accountants, incremental costs of complying with the Sarbanes-Oxley Act of 2002 of $1.2 million.
(d)	Adjustment to exclude the impact of stock-based compensation on general and administrative expenses and sales and marketing expenses.

INPHONIC, INC & SUBSIDIARIES

Reconciliation of Non-GAAP measures to the nearest comparable GAAP measures

(Unaudited, in millions)

Adjusted EBITDA:

	Three Months Ended September 30,
	2004		2005
Net loss	$(1.1)		$(5.0)
Non-recurring revenue adjustments	(13.3	)(a)	(4.8 2.4	)(a) (b)
Add Back:
Taxes	—		—
Net interest and other expense (income)	0.2		(0.4)
Depreciation and amortization	1.6		2.5
Restructuring costs	—		0.5
Loss on investment	—		—
Pro forma Liberty Wireless costs	15.4	(a)	8.2	(a)
Non-recurring expenses	—		2.5	(b)
Non-recurring accounting and compliance costs	—		1.2	(c)
Stock-based compensation	1.7	(d)	3.9	(d)

Adjusted EBITDA	$4.5		$11.0

(a)	Adjustment to the removal of the results of operations related to the Liberty Wireless MVNO business as a result of the pending and proposed sale of certain assets of Liberty Wireless. There can be no assurance as to whether or when a definitive agreement relating to the sale of Liberty Wireless will be signed and closed, if at all.
(b)	Adjustment to reflect non-recurring revenues and expenses associated with the integration of acquisitions and streamlining our business including terminated marketing programs, carrier disputes, rebate and other employee and settlement costs. The non-recurring items would increase revenues by $2.4 million, and decrease sales and marketing expenses and general and administrative expenses by $2.5 million.
(c)	Adjustment for the costs related to the dismissal of certifying accountants during the period, incremental costs of complying with the Sarbanes-Oxley Act of 2002 of $1.2 million.
(d)	Adjustment to exclude the impact of stock-based compensation on general and administrative and sales and marketing expenses.

INPHONIC, INC & SUBSIDIARIES

Reconciliation of Non-GAAP measures to the nearest comparable GAAP measures

(Unaudited, in millions except share and per share amounts)

Adjusted EBT:

	Three Months Ended September 30,
	2004		2005
Net loss	$(1.1)		$ (5.0)
Non-recurring revenue adjustments	(13.3	) (a)	(4.8	)(a)
			2.4	(b)
Add Back:
Taxes	—		—
Net interest and other expense (income)	0.2		(0.4)
Amortization related to acquired intangibles	0.3		1.1
Restructuring costs	—		0.5
Loss on investment	—		—
Pro forma Liberty Wireless costs	15.4	(a)	8.2	(a)
Non-recurring expenses	—		2.5	(b)
Non-recurring accounting and compliance costs	—		1.2	(c)
Stock-based compensation	1.7	(d)	3.9	(d)

Adjusted EBT	$3.2		$9.6

Adjusted EBT per share	$0.09		$0.25

Basic Weighted average shares	11,720,861		35,515,210
Add: Diluted shares	21,864,272	**	2,245,482

Weighted average diluted shares used in per share calculation	33,585,133	**	37,760,692

Outstanding common shares at period end			35,616,720
Outstanding options and restricted stock at period end			6,524,196
Outstanding warrants at period end			897,647

**	- Diluted shares for 2004 do not include the impact of treasury stock
(a)	Adjustment to the removal of the results of operations related to the Liberty Wireless MVNO business as a result of the pending and proposed sale of certain assets of Liberty Wireless. There can be no assurance as to whether or when a definitive agreement relating to the sale of Liberty Wireless will be signed and closed, if at all.
(b)	Adjustment to reflect non-recurring revenues and expenses associated with the integration of acquisitions and streamlining our business including terminated marketing programs, carrier disputes, rebate and other employee and settlement costs. The non-recurring items would increase revenues by $2.4 million, and decrease sales and marketing expenses and general and administrative expenses by $2.5 million.
(c)	Adjustment for the costs related to the dismissal of certifying accountants during the period, incremental costs of complying with the Sarbanes-Oxley Act of 2002 of $1.2 million.
(d)	Adjustment to exclude the impact of stock-based compensation on general and administrative and sales and marketing expenses.